Fees Summary	Mar. 26, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 32,201.06
Total Fee Amount	43,985.28
Total Transaction Valuation	318,503,131.84
Total Offset Amount	0.00
Net Fee	$ 11,784.22